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                              THE DRAKE FUNDS TRUST

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                                LOW DURATION FUND

                                TOTAL RETURN FUND

                       DRAKE & ADMINISTRATIVE CLASS SHARES

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                                   SUPPLEMENT

                             Dated October 17, 2008

  To the Prospectus and Statement of Additional Information Dated February 28,
                                      2008

This Supplement should be retained and read in conjunction with the Prospectus and Statement of Additional Information of The Drake Funds Trust. Capitalized terms not otherwise defined herein have the meanings set forth in the Prospectus.

This Supplement to the Prospectus and Statement of Additional Information for the Drake and Administrative Class Shares of the Low Duration Fund and the Total Return Fund (together, the "Funds"), each a series of The Drake Funds Trust (the "Trust"), is to notify shareholders, potential investors and other interested parties that the Funds will discontinue operations and be liquidated as of October 30, 2008.

The Board of Trustees of the Trust, in consultation with the Funds' investment advisor, Drake Capital Management, LLC ("Advisor"), determined at a meeting held on October 17, 2008 to discontinue and liquidate each Fund as of October 30, 2008 based on, among other factors, the Advisor's belief that it would be in the best interests of each Fund and its shareholders.

With the exception of purchases representing the reinvestment of dividends by existing shareholders, the Funds previously discontinued all sales of their shares on June 6, 2008. As a result of the decision to discontinue the Funds' operations, the Funds will no longer accept purchase orders for shares of the Funds representing the reinvestment of dividends in the Funds effective October 17, 2008.

All shareholders of each Fund remaining on October 30, 2008 will receive cash, to the extent feasible, and other assets of their Fund with an aggregate value equal to the amount of the net asset value of their Shares as of October 30, 2008, which will include any capital gains and dividends. Fund shareholders remaining on October 30, 2008 will not incur redemption fees in connection with the liquidation of their Shares. Transaction costs incurred by each Fund in liquidating its portfolio will be included in each Fund's net asset value. Other costs of closing the Funds will be borne by the Advisor. In addition, the Advisor will continue to waive fees and reimburse expenses of each Fund, as necessary, in order to maintain the Fund's fees and expenses at their current level, as specified in the Prospectus.

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Effective immediately, each of the Funds will be in the process of liquidating their portfolios. As a result, each Fund will no longer pursue its investment objective.

Shareholders should direct any questions about their account to the Funds at 1-800-773-3863.

          Investors Should Retain This Supplement for Future Reference